Exhibit 99.3


                              Attachment to Form 4


                             JOINT FILER INFORMATION


Name and Address:                      Windmill Master Fund LP
                                       Gardenia Court, Suite 3307
                                       45 Market Street
                                       Camana Bay, Grand Cayman
                                       Cayman Islands


Date of Event Requiring Statement:     06/16/08
Issuer and Ticker Symbol:              Energy XXI (Bermuda) Limited (EXXI)
Relationship to Issuer:                10% Owner
Designated Filer:                      Duquesne Capital Management, L.L.C.


TABLE I INFORMATION

Title of Security:                     Common Stock, par value $0.001 per share
Transaction Date                       06/16/08
Transaction Code                       S
Amount of Securities                   50,880
Securities Acquired (A) or
     Disposed of (D)                   D
Price                                  $6.2004 per share
Amount of Securities Beneficially
     Owned Following Reported
     Transactions                      13,738,242
Ownership Form:                        D
Nature of Indirect Beneficial
     Ownership:                        n/a


Title of Security:                     Common Stock, par value $0.001 per share
Transaction Date                       06/17/08
Transaction Code                       S
Amount of Securities                   144,000
Securities Acquired (A) or
     Disposed of (D)                   D
Price                                  $6.20 per share
Amount of Securities Beneficially
     Owned Following Reported
     Transactions                      13,594,242
Ownership Form:                        D
Nature of Indirect Beneficial
     Ownership:                        n/a


Title of Security:                     Common Stock, par value $0.001 per share
Transaction Date                       06/17/08
Transaction Code                       S
Amount of Securities                   147,310
Securities Acquired (A) or
     Disposed of (D)                   D
Price                                  $6.3179 per share
Amount of Securities Beneficially
     Owned Following Reported
     Transactions                      13,446,932
Ownership Form:                        D
Nature of Indirect Beneficial
     Ownership:                        n/a


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TABLE II INFORMATION

None.


Signature of Reporting Person          WINDMILL MASTER FUND LP
                                       By:  Duquesne Capital Management, L.L.C.,
                                            its investment manager


                                       By:  /s/ Joseph W. Haleski
                                            ------------------------------------
                                            Name:   Joseph W. Haleski
                                            Title:  Chief Operating Officer


Date:                                  June 18, 2008